                                                                   EXHIBIT 99.12

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to September Monthly Operating Report

                                    Summary Of Bank And Investment Accounts         Attachment 1
                                          Great Independence Ship Co.
Summary                                     Case No: 01-10969 (EIK)                    UNAUDITED
Great Independence Ship Co.               For Month Of September, 2002

                                         Balances
                              -------------------------------     Receipts &        Bank
                                Opening           Closing         Disbursements     Statements     Account
Account                       As Of 9/01/02     As Of 9/30/02     Included          Included       Reconciled
-------                       -------------     -------------     -------------     ----------     ----------
Independence Steamer              0.00              0.00          No -              No -           No -
Bank of Hawaii                                                    Account           Account        Account
Account # - 0001-029126                                           Closed            Closed         Closed

                                  Receipts & Disbursements          Attachment 2
                                  Great Independence Ship Co.
Summary                            Case No: 01-10969 (EIK)
Great Independence Ship Co.      For Month Of September, 2002
Attach 2

         No Receipts Or Disbursements - Account Closed

                                    Concentration & Investment Account Statements         Attachment 3
                                            Great Independence Ship Co.
Summary                                      Case No: 01-10969 (EIK)
Great Independence Ship Co.                For Month Of September, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                      Date: 22-OCT-02 11:35:11
INCOME STATEMENT - ATTACHMENT 4           Page:   1
Current Period: SEP-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                          PTD-Actual
                                          30-Sep-02
                                          ----------
Revenue
Gross Revenue                                0.00
Allowances                                   0.00
                                             ----
Net Revenue                                  0.00

Operating Expenses
Air                                          0.00
Hotel                                        0.00
Commissions                                  0.00
Onboard Expenses                             0.00
Passenger Expenses                           0.00
Vessel Expenses                              0.00
Layup/Drydock Expense                        0.00
Vessel Insurance                             0.00
                                             ----
Total Operating Expenses                     0.00

                                             ----
Gross Profit                                 0.00

SG&A Expenses
Sales & Marketing                            0.00
Start-Up Costs                               0.00
                                             ----
Total SG&A Expenses                          0.00

                                             ----
EBITDA                                       0.00

Depreciation                                 0.00

                                             ----
Operating Income                             0.00

Other Expense/(Income)
Interest Income                              0.00
Equity in Earnings for Sub                   0.00
Reorganization expenses                      0.00
Total Other Expense/(Income)                 0.00

                                             ----
Net Pretax Income/(Loss)                     0.00

Income Tax Expense                           0.00

                                             ----
Net Income/(Loss)                            0.00
                                             ====

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:10
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                            YTD-Actual              YTD-Actual
                                            30-Sep-02               22-Oct-02
                                         --------------          --------------
ASSETS

Cash and Equivalent                                0.00               64,505.83

Restricted Cash                                    0.00                    0.00

Accounts Receivable                                0.00              175,538.74

Inventories                                        0.00            1,148,206.76

Prepaid Expenses                                   0.00                2,954.26

Other Current Assets                               0.00               16,615.13
                                         --------------          --------------
Total Current Assets                               0.00            1,407,820.72


Fixed Assets                                       0.00           97,928,924.04

Accumulated Depreciation                           0.00          (44,272,667.29)
                                         --------------          --------------
Net Fixed Assets                                   0.00           53,656,256.75


Net Goodwill                                       0.00                    0.00

Intercompany Due To/From                 (18,171,945.04)         (17,643,280.88)

Net Deferred Financing Fees                        0.00              709,459.82

Net Investment in Subsidiaries                     0.00                    0.00
                                         --------------          --------------
Total Other Assets                       (18,171,945.04)         (16,933,821.06)

                                         --------------          --------------
Total Assets                             (18,171,945.04)          38,130,256.41
                                         ==============          ==============

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:10
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: SEP-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                            YTD-Actual              YTD-Actual
                                            30-Sep-02               22-Oct-02
                                         --------------           -------------
LIABILITIES

Accounts Payable                                   0.00                    0.00

Accrued Liabilities                                0.00               31,544.34

Deposits                                           0.00                    0.00

                                         --------------           -------------
Total Current Liabilities                          0.00               31,544.34


Long Term Debt                                     0.00                    0.00

Other Long Term Liabilities                1,266,494.79            1,266,494.79

                                         --------------           -------------
Total Liabilities                          1,266,494.79            1,298,039.13


Liabilities Subject to Compromise         31,933,193.92           32,372,521.16


OWNER'S EQUITY

Common Stock                                   1,000.00                1,000.00

Add'l Paid In Capital                     17,616,000.00           17,616,000.00

Current Net Income (Loss)                (55,523,613.80)          (9,694,324.85)

Retained Earnings                        (13,465,019.95)          (3,462,979.03)

                                         --------------           -------------
Total Owner's Equity                     (51,371,633.75)           4,459,696.12

                                         --------------           -------------
Total Liabilities & Equity               (18,171,945.04)          38,130,256.41
                                         ==============           =============

Great Independence Ship Co.                                       ATTACHMENT 6                                        01-10969 (JCA)
                                                    Summary List of Due To/Due From Accounts
                                                     For the Month Ended September 30, 2002

                                                                   BEGINNING                                             ENDING
AFFILIATE NAME                                  CASE NUMBER         BALANCE          DEBITS          CREDITS             BALANCE
American Classic Voyages Co.                    01-10954        (24,948,774.58)        --                --          (24,948,774.58)
AMCV Cruise Operations, Inc.                    01-10967        (36,656,636.93)        --                --          (36,656,636.93)
The Delta Queen Steamboat Co.                   01-10970             83,084.83         --                --               83,084.83
Great AQ Steamboat, L.L.C                       01-10960              4,881.60         --                --                4,881.60
Great Ocean Cruise Line, L.L.C                  01-10959              2,195.09         --                --                2,195.09
Cruise America Travel, Incorporated             01-10966            (16,321.27)        --                --              (16,321.27)
Cape Cod Light, L.L.C                           01-10962            (32,099.49)        --                --              (32,099.49)
Project America, Inc.                           N/A                  21,415.35         --                --               21,415.35
Oceanic Ship Co.                                N/A               1,172,074.09         --                --            1,172,074.09
Project America Ship I, Inc.                    N/A                 277,329.74         --                --              277,329.74
Great Hawaiian Cruise Line, Inc.                01-10975         24,699,040.96         --          416,580.04         24,282,460.92
Great Hawaiian Properties Corporation           01-10971         28,898,393.97         --                --           28,898,393.97
American Hawaii Properties Corporation          01-10976            542,250.76         --                --              542,250.76
CAT II, Inc.                                    01-10968        (11,802,199.12)        --                --          (11,802,199.12)
                                                                -------------------------------------------------------------------
                                                                (17,755,365.00)        --          416,580.04        (18,171,945.04)
                                                                ===================================================================

                           Great Independence Ship Co.
                                 01-10969 (JCA)

                            Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                           Great Independence Ship Co.
                                 01-10969 (JCA)

                             Accounts Payable Detail
                            As of September 30, 2002

                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER:  01-10969 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.